UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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On April 25, 2017, Senomyx, Inc. issued a presentation titled "Senomyx April Investor Presentation," a copy of which is provided immediately below:

Senomyx
April Investor Presentation

April 2017



senomyx
A Healthier Way To Flavor

senomyx
A Healthier Way To Flavor

Forward Looking Statement

These slides accompany an oral presentation by Senomyx, Inc. Information presented in this presentation contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act") and the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including, but not limited to, the development, growth and expansion of the Company's business, the Company's intent, belief, or current expectations, primarily with respect to the Company's future operating performance, and the product the Company expects to offer and other statements regarding matters that are not historical facts, are forward-looking statements. Forward-looking statements generally can be identified by words such as "may," "will," "could," "anticipate," "expect," "intend," "believe," "continue," or the negative of such terms, or other comparable terminology. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company's operations and may cause the Company's actual actions, results, financial condition, performance or achievements to be substantially different from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Those factors include, but are not limited to, (i) general economic and business conditions; (ii) changes in market conditions; (iii) changes in regulations; (iv) actual or potential takeover or other change-of-control threats; (v) the effect of merger or acquisition activities; (vi) changes in the Company's plans, strategies, targets, objectives, expectations or intentions; and (vii) other risks, uncertainties and factors indicated from time to time in the Company's reports and filings with the SEC including, without limitation, most recently the Company's Annual Report on Form 10-K for the period ended December 31, 2016, under the heading Item 1A - "Risk Factors" and the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations." The forward-looking statements speak only as of the date on which they are made and the Company does not intend, and undertakes no obligation to update or publicly release any revision to any such forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, the change of circumstance or otherwise, except as required by law. Each forward-looking statement contained in the Company's proxy statement is specifically qualified in its entirety by the aforementioned factors. You are advised to carefully read the Company's proxy statement in conjunction with the important disclaimers set forth above prior to reaching any conclusions or making any investment decisions.

Important Additional Information

Senomyx, its directors and certain of its executive officers are participants in the solicitation of proxies from Company shareholders in connection with the matters to be considered at the Company's annual meeting of shareholders scheduled to be held on May 11, 2017. The Company has filed a definitive proxy statement and a WHITE proxy card with the U.S. Securities and Exchange Commission (the "SEC") in connection with its solicitation of proxies from Company shareholders. COMPANY SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of participants in this solicitation by the Company, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials filed by the Company with the SEC. Shareholders will be able to obtain the proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available for no charge at http://proxy2017.senomyx.com, by writing to the Company at 4767 Nexus Centre Drive, San Diego, California 92121 or by calling the Company's proxy solicitor, Morrow Sodali, at 1 (800) 662-5200.

Table of Contents

Company Overview

- NASDAQ listed: **SNMX**
- Leading company using proprietary taste receptor technologies to develop novel products for the packaged food, beverage, and ingredient supply industries
- Multi-pronged B2B business model generating both development & commercial revenues
  - World leading food & beverage collaborators have provided over $250 million in funding to SNMX
  - Commercialization of flavor ingredients through royalty-based collaborations and direct sales
- Proprietary – and proven – technology
  - > 500 issued patents globally
  - 8 novel flavor ingredients taken from concept to market

Company Overview: Senomyx Discovery Advantages



High-Throughput Screening



Identification & Optimization



Taste Panel

- **Utilize sensitive receptor-based assays**
  - Proprietary libraries contain several million samples / extracts
  - Ability to screen > 40,000 samples / week
- **Optimization guided by assays & taste testing**
- **Utilize established regulatory approval path**
  - Flavor ingredients (FEMA GRAS, JECFA, EFSA)
  - Natural high intensity sweeteners
- **Strong intellectual property position**
  - Patents cover receptors, assays, composition of matter & manufacturing
  - > 500 issued patents globally

Executive Summary: Senomyx Board Strategic Initiatives

Market / Strategic Condition	SNMX Board Response / Results
Consumer sentiment shifting towards natural low/no calorie high intensity sweeteners (HIS) and flavor ingredients	• Company narrowed focus of sweet R&D to natural sweet program • Advanced natural HIS (siratose) into development • Implemented restructuring in December 2016 resulting in annualized savings of ~ $4M
Reliance on exclusive collaborations for commercialization to secure non-dilutive R&D funding	• Transitioned collaborations to focus on non-exclusive rights • Signed 3-year non-exclusive collaboration with PepsiCo providing $18M in funding over 3 years (September 2016) • On-going discussion with ~ 20 companies to collaborate on non-exclusive basis to fund natural sweet program
Expand the commercial potential of Senomyx's products	• Implemented direct sales initiative • 2016 commercial revenues up 31% vs. prior year • Q1 2017 direct sales more than doubled previous highest quarter sales

- **Senomyx Board has implemented key strategic initiatives to create shareholder value**

Executive Summary: Proxy Contest

senomyx

- ✓ A company positioned to drive revenue growth and long-term value for shareholders – with significant momentum.
- ✓ The ability to further leverage a dual-revenue business model and leading proprietary taste technology (siratose) for future success.
- ✓ A company that is already focused and lean – implemented restructuring and cost reductions in December '16 and concentrating R&D strategy on Natural Sweet Program.
- ✓ A Board and management team with decades of director and executive leadership in public and private companies and deep knowledge and relationships within the food and beverage, flavor and ingredient, pharmaceutical and life sciences sectors.
- ✓ An ownership culture in which the interests of directors and management are aligned with shareholders – Board owns over 673,000 shares with 67,000 purchased in '17.

CSNS

- × An investor group[1] seeking 100% control of Senomyx, while owning just 300 shares – acquired only in past five months.
- × Investors who have offered no plan to shareholders, lack industry and appropriate leadership experience, and would leave the Company without any clear direction.
- × A financial backer and group of nominees with numerous interconnected relationships and a history of losing money for shareholders.
- × A shareholder group that has not reached out to the Company, engaged in any dialogue and even originally nominated 11 directors for only 8 seats – raising the question of whether they even have genuine interest in Senomyx or its future.

(1) Concerned Shareholders and Nominees of Senomyx (CSNS)

Source: CSNS 3/31/17 proxy filing, page 7 (EDGAR)

Industry Trends and Challenges

- **Global Health Epidemic**
  - **Obesity** – 1.5 billion **adults are overweight or obese worldwide**
  - **Diabetes** – 371 million **people living with diabetes worldwide**
- **Sugar Guidelines**
  - **World Health Organization (WHO)** guidelines for sugar intake recommend adults & children reduce daily sugar to < 10% of their total energy intake or ~ 50 grams
  - **2015 Dietary Guidelines Advisory Committee** (HHS and USDA) guidelines limit adults consumption to no more than 50 grams of added sugar per day (January 2016)
  - **U.S. FDA** new Nutrition Facts Panel to list grams of added sugar and what % of daily recommended maximum (approved May 2016)
- **Sugar Use Taxes**
  - Since 2011, **14 major geographies** have implemented taxes on added sugars; experts expect trend to continue
  - November 2016 elections – four new US cities approved soda tax

Sources: Center for Disease Control (CDC) & World Health Organization (WHO), Health and Human Services (HHS), USDA, Senomyx research

Industry Trends and Challenges: Target Markets

- **Key industry challenges:**
  - Health concerns (e.g., obesity, diabetes, high blood pressure)
  - Food-related legislation & taxes
  - Cost & sustainability pressures
  - Provide great tasting products

Global packaged food & non-alcoholic beverage ~ $2.9T retail sales & ~ 7.3B global consumers

- **Carbohydrate Sweeteners ~ $100 billion**
- **Global flavors ~ $12 billion**
- **MSG, menthol, salt ~ $5 billion**

Sources: EuroMonitor, LMC International, Mintel, Milling & Baking News, K&S Group

Business Model: Multiple Sources of Revenue

Collaboration Model

- Access to Senomyx discoveries in exchange for R&D funding
- R&D Funding Period – Partners evaluate and may select Senomyx products for commercialization
- Royalty Period – Partners pay royalties on use of selected Senomyx products through patent life

PEPSICO
Nestlé
Firmenich
AJINOMOTO

Royalty-Based Collaborations

Direct Sales Model

- Complementary to collaboration model – Sales to Flavor Houses
- Expand addressable market
- Enhanced economics vs. royalty-based model
- Five ***Complimyx*** products in portfolio

Complimyx

Direct Sales to Flavor Houses

Business Model:
Collaboration Model: Natural Sweet Program

- **Primary Objectives**
  - Maximize commercial opportunity for programs and products
  - Generate non-dilutive research funding to support R&D
  - Create incentive for partners to join syndicate
  - Reduce reliance on single partner
- **Collaboration Model in Action**
  - PEPSICO world's 2nd largest food & beverage company currently commercializing Sweetmyx S617
    - Providing R&D funding support for three years through September 2019
    - $18 million committed R&D funding + cost reimbursements + milestones + royalties
    - Non-exclusive for use in non-alcoholic beverages (except for one major competitor)
    - Rights – access to natural sweeteners and boosters discovered by Senomyx
    - Senomyx to screen PepsiCo natural products library
- **Pursuing R&D funding syndicate with select companies**
  - Non-exclusive rights – similar to PepsiCo model
  - Siratose disclosures made in early March 2017 advancing discussions
  - Ongoing discussions with ~20 partner candidates
  - Positive feedback on siratose in blinded taste tests from potential partners

senomyx

A Healthier Way To Flavor

Business Model: Collaboration Model: Royalty-based Collaboration

Our flavor ingredients span across an array of industries including food, beverage, oral care, pharmaceutical, and OTC

- **Sucrose Booster (S6973)** commercialized in variety of categories
  - Includes ready-to-drink & powdered beverages, dairy products, baked goods
  - Americas, Southeast Asia, Africa, Australia, Europe
- **Sucralose Booster (S2383)** used primarily in beverage products
  - North America, Latin America, Europe, Asia
- **Savory Flavor (S336)** used in new & reformulated products in Asia
- **Bitter Blocker (S6821)** used in several products in a SE Asian country
- **Fructose & Sucrose Booster (Sweetmyx S617)** commercialized in carbonated soft drink
- **Cooling Flavor (S2227)** commercialized in an oral care products

senomyx

A Healthier Way To Flavor

Business Model:
Direct Sales Model: Flavor Industry Overview



Foods



Beverages



Personal Care



Pharma / OTC Healthcare

- Flavor Industry:
  - $12 billion annual sales
  - Top 12 companies represent 82% of market
    - Industry Leaders: Givaudan, Firmenich, IFF & Symrise (56% of market)
  - Customer base: Multi-National brands, regional/local brands, food service and private label

Business Model:
Direct Sales Model: Pipeline



>100 Flavor House (FH) Meetings
83 FH MTA Evaluations
50 FH Client Demos/Brief Submissions
• Average 2.6 Complimyx Flavors
16 FH "Wins" = an order of sufficient volume to support use in a commercial (CPG) product
126 CPG "Pull" Visits

*Metrics as of 3/02/17

Key Market Opportunities: Siratose Discovery Process



Screened > 3 Million Natural Samples

Identified ~ 300 Natural Sweeteners
- 35 distinct families (Monk Fruit one family)

Evaluated Physical Properties & Sensory vs. Reb-A

Evaluated Monk Fruit Sweetener family – selected best in class for development

Selected siratose for development

Key Market Opportunities: Siratose vs. Rebaudioside-A (Stevia)

	Siratose	Rebaudioside-A Stevia	Comments
Potency	√		Requires 33% - 50% less
Taste Quality	√		Less bitterness, off-tastes
Stability	√		Superior hydrolytic stability in low pH products (CSDs)
Solubility	√		Greater margin over use level
Calorie Reduction *	≥ 50%	25% - 30%	Improved taste quality allows for greater reduction
Cost-in-Use	√		Targeting lower cost/kg than Stevia
Regulatory Approval		√	Anticipate FDA GRAS notification process in US

Note: *comparison based on SNMX sensory and analytical data*

** In finished product*

Key Market Opportunities: Siratose Next Steps

- **Intellectual Property Strategy** – continue implementation
  - Key components: siratose structure, unique properties (use), fermentation process
- **Commercial Scale Manufacturing** – anticipated through fermentation, with strain development currently in progress
  - Goal to achieve strain proof of concept by end of June 2018
- **Regulatory Authorization** – demonstrated that siratose is bio-equivalent to primary sweetener found in Monk Fruit
  - 5 Monk Fruit extracts have received 'no question' letters to GRAS notifications from the FDA
  - Senomyx is targeting submission of GRAS notification to FDA by the end of 2019
    - Assuming strain development and optimization goals achieved

Financial Overview

Financial Overview: Results

- **Balance Sheet and sources of funding**
  - $12.4 million in cash & highly liquid investments (at 12/31/16)
  - Sources of cash:
    - Committed R&D funding ($17.5 million as of 12/31/16)
      - Includes $6 million per year annual R&D funding under PepsiCo Sweet Program Collaboration
    - Royalties, direct sales and cost reimbursement payments; potential milestone payments
    - Investor purchase agreement with Lincoln Park Capital (LPC):
      - LPC commitment to purchase up to $14 million in common stock through 12/20/18
      - Senomyx decides if / when to sell stock to LPC

- **Conservative capital structure**
  - No debt
  - No preferred stock or warrants

- **Financial Guidance provided March 2, 2017:**
  - For the First Quarter 2017, Senomyx expects:
    - Revenues to be at least $4.2 million, of which at least $2.4 million are commercial revenues
    - Net loss not to exceed $3.7 million
  - For the Full-Year 2017, Senomyx expects R&D and SG&A expenses to be less than $30 million (of which ~ $3.5 million is non-cash, stock-based expense)

Financial Overview: Senomyx's Plan Is Working

- ✓ Strong year-over-year revenue growth, with commercial revenues up 31% to $9.2 million in the fiscal year ended December 31, 2016
- ✓ Commercial revenues delivered high gross margins at 88% during 2016
- ✓ Q1 2017 direct sales are more than double the previous highest-sales quarter since inception of the initiative
- ✓ Senomyx has secured over $275 million in R&D funding from world class partners
- ✓ Recently secured $18 million in non-dilutive R&D funding from PepsiCo under non-exclusive collaboration as announced on September 30, 2016

CSNS (A Lack of Value)

CSNS (A Lack of Value): No Plan to Create Value

Dissident Proposal	Negative Impact
Replace entire Board through proxy contest	– Senomyx believes the election of CSNS's nominees would irreparably disrupt the current strategy in motion and put vital business relationships at risk. – Replaces highly-qualified directors who know the industry and bring value to the Company with professional activists. – Would be equivalent to handing the keys to a pilot who plans to literally learn "on the fly."
No actionable plan	– The only "plan" the dissidents have articulated is an entirely generic **215 word paragraph** in their proxy statement. – This "plan" does not discuss any specifics related to Senomyx's business, its industry operating environment or the strategy the Company currently has in place. – The dissidents are not interested in engaging with the Company. – *"Other than the Nomination Letters,* ***there has been no contact between the Company and CSNS****... CSNS believes it is in the best interests of the Company's Shareholders to allow the Shareholders to elect a board,* ***rather than determining a board through a negotiated settlement****."*(1) – The CSNS group is asking shareholders to simply put faith in the hope that once elected they can come up with a better plan once they have taken complete control of the Company.

HOW CAN SENOMYX SHAREHOLDERS BE EXPECTED TO BLINDLY PUT TRUST IN THIS GROUP TO SAFEGUARD THEIR INVESTMENT?

(1) CSNS 3/31/17 proxy filing, page 7 - EDGAR

CSNS (A Lack of Value): Is This a Plan?

INTENDED CHANGES

The Nominees plan to create a detailed analysis and forecast of each business unit of Senomyx. The analysis and forecast will focus on maximizing the profitability of each business unit within the Company. The Nominees plan to use this information to make decisions as to which business units are beneficial to the Company and the creation of stockholder value and which business units require a decrease in resources and investments. The Nominees also plan to use this information to determine which business units should or should not hire additional employees. The Nominees also intend to use this information to aid in the preparation of a pay for performance system for the employees, with an emphasis on good governance and the creation of stockholder value. The Nominees do not at this time have arrangements or understandings with any person with respect to future employment with Senomyx or future transactions to which Senomyx will or may be a party. In the event the Nominees are elected and, following election and further evaluation, determine it is in the best interests of the Company to replace certain executives, such terminations could trigger certain change in control payments under the Company's employment agreements with its executives (as such payments are further described in more detail in the Senomyx Proxy Statement).

- *How does this 215 word boiler plate paragraph demonstrate understanding of this business?*
- *Wouldn't this be applicable to virtually any company?*
- *How could this justify removing the entire Board of a company, including the CEO, that is executing on a clear strategy?*
- *What would happen to the Company while these new directors would be "learning on the job?"*

Source: EDGAR

CSNS (A Lack of Value):
The Dissident Slate: Not Truly Independent, Not Qualified

The dissident slate is full of interconnected nominees with very limited industry experience

Not Truly Independent

- Charles Gillman is financing a change in control attempt, nominating a slew of directors he has served on boards with
- 6 of the 7 nominees have served on a Board together
- 4 of the 7 nominees have served on multiple Boards together
  - Gus Halas is the only nominee who has no direct Board overlap but he is overboarded, currently sitting on 5 boards

Not Qualified

- Dissident nominees have no sector relevant director experience
- As a whole, the nominees have more of a track record destroying shareholder value than creating it
- The dissident nominees have little to no skin in the game, as they own less than 0.001% of the Company's stock
- Many of the dissidents have no experience with exchange listed companies and have only served on the board of micro-cap companies

Sources: Bloomberg, EGDAR

CSNS (A Lack of Value):
Independent or Highly Interconnected?

The unqualified dissident nominees are highly interconnected with proxy fight financial backer Gillman at the center.



No longer in business, all ALCO Stores closed by March 2015
David Pointer
Director & COB
ALCO
HOOPERHOLMES
Director
Director
Director
Solitron Devices, Inc.
Robert Pearse
Barry Igdaloff
Director
Chairman
Director
Director
Gus Halas
Mark Stolper
Director
Director
Filed voluntary petitions for chapter 11 business reorganization in July 2016
novation
Director
Charles Gillman
Director
Director
oti
Director
Director
Director
Benjamin Large
Director
COMPUMED
ERC
ESSEX RENTAL CORP.
Director
Director
Stephan
Director
Employee Director
Director
Lee Keddie

Sources: Bloomberg, ESSX proxy filing 5/7/15, EDGAR, Novation Companies, LinkedIn, OTI

CSNS (A Lack of Value): Fact vs. Fiction

What CSNS says: *"We have identified and are nominating seven highly qualified directors who would bring substantial expertise and deep experience to the Board to act on the enormous value creation opportunity present at Senomyx today."*

What they choose to leave out: *Their candidates actually have track records of <u>value destruction</u> – including some cases when serving together on boards with each other or with Charles Gillman.*


Charles Gillman
Lee Keddie
Benjamin Large
David Pointer
Mark Stolper
Barry Igdaloff
Robert Pearse
Lee Keddie
CompuMed
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
11/1/2013
11/1/2014
11/1/2015
11/1/2016
Novation
$2.00
$1.50
$1.00
$0.50
$0.00
3/2/2009
3/2/2010
3/2/2011
3/2/2012
3/2/2013
3/2/2014
3/2/2015
3/2/2016
3/2/2017
Essex Rental Corp.
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2/2/2015
2/2/2016
2/2/2017

Sources: CSNS Proxy Statement, Yahoo! Finance, EDGAR

The Right Leadership and Board

senomyx
A Healthier Way To Flavor

The Right Leadership: The Right Management Team



John Poyhonen
President and
Chief Executive Officer

Mr. Poyhonen was promoted to his current position and became a member of our Board of Directors as of January 2, 2014. He joined Senomyx in October 2003 as Vice President and Chief Business Officer; was promoted in April 2004 to Vice President and Chief Financial and Business Officer; was named Senior Vice President, Chief Financial and Business Officer in February 2006; and was promoted to President and Chief Operating Officer in September 2009. From 1996 until October 2003, Mr. Poyhonen served in various sales and marketing positions for Agouron Pharmaceuticals, a Pfizer company, most recently as Vice President of National Sales. Prior to holding this position, Mr. Poyhonen served as Vice President of Marketing and Vice President of National Accounts at Agouron. Mr. Poyhonen is a director of Heron Therapeutics, Inc., a publicly-held specialty pharmaceutical company. He received his B.A. in Marketing from Michigan State University and his M.B.A. from the University of Kansas.



Sharon Wicker
Senior Vice President,
Chief Commercial Development Officer

Ms. Wicker joined Senomyx in May 2006. From November 2003 through April 2006, Ms. Wicker served as President of the Flavor Business Unit at the A.M. Todd Company. From 2000 through 2002, Ms. Wicker served in a variety of senior management positions with the H.J. Heinz Company, most recently as Vice President of the Frozen Meals Business Unit. From August 1994 through 1999, Ms. Wicker held numerous marketing positions of increasing seniority within the ConAgra Grocery Company. From 1984 through June 1994, Ms. Wicker served in a variety of brand management positions at General Mills. Ms. Wicker received her B.S. in Food Science and Nutrition, magna cum laude, at Colorado State University and her M.B.A. from Michigan State University.



Tony Rogers
Senior Vice President,
Chief Financial Officer

Mr. Rogers joined Senomyx in June 2001 and was appointed Director of Finance and Administration in February 2002. He was appointed Senior Director of Finance and Administration in February 2004; Executive Director of Finance and Administration in January 2005; Vice President, Finance and Treasury in February 2006; and Vice President and Chief Financial Officer in September 2009. He was promoted to Senior Vice President and Chief Financial Officer in January 2012. His previous experience includes various finance and accounting positions with Indiqu, Inc., Ancile Pharmaceuticals, Aurora Biosciences, and Sequana Therapeutics. Mr. Rogers received his B.S. in Accounting from San Diego State University.

Source: Senomyx website

The Right Board: Experienced and Highly Qualified

Stephen A. Block, Esq.

- 20 years experience as senior executive at leading flavor company– strong relationships with food, beverage and flavor supply companies that have benefited Senomyx
- Possesses deep legal, governance and both public/private Board experience

Mary Ann Gray, Ph.D.

- Financial and investing experience in biotech sector
- Serves on Boards of two other biotechs: Juniper Pharma (Chair of Audit Committee) and Galena Biopharma (on Audit Committee and Nominating and Governance Committee)

Michael E. Herman

- Extensive prior business and financial experience
- Experience on prior public Boards provides operational and leadership experience

John Poyhonen

- CEO since 2014 and has been with company since October 2003
- Extensive knowledge of the business, strong relationships with current and potential customers/partners, current public Board experience and invaluable strategic perspective

Kent Snyder

- Started with company in June 2003, Chairman since 2008, CEO from 2003 to 2014.
- Brings public Board experience, deep knowledge of the company, and extensive network on industry relationships

Daniel E. Stebbins

- Joined in 2015, bringing extensive management, commercial and operational experience in food, flavor and fragrance industry
- Brings valuable regulatory, marketing , strategy and global operating experience.

Christopher J. Twomey

- Joined in 2006, bringing significant experience in the areas of operations, finance and audit
- Possesses diverse expertise as Audit Committee Chairman of other public companies, former CFO and previously an Audit Manager at Ernst & Young

The Current Board:

- ✓ Deep food and beverage, flavor and ingredient, pharmaceutical, and life sciences experience.
- ✓ Capital markets and financial expertise
- ✓ Legal, regulatory and corporate governance expertise
- ✓ Public company Board experience
- ✓ C-Suite level experience in relevant industries

senomyx
A Healthier Way To Flavor

The Right Board: Experienced and Highly Qualified

Many of Senomyx's board members have experience maximizing shareholder value and serving on boards of companies with >$1 billion market capitalization.

Board Member	Company	Outcome
Mary Ann Gray, Ph.D.	• Dyax Corp.	• Acquired in 2016 for USD$5.9 bn
Michael E. Herman	• Agouron Pharmaceuticals, Inc. • Santarus, Inc.	• Acquired in 1999 for USD$2.1 bn • Acquired in 2014 for USD$2.6 bn
John Poyhonen	• Ardea Biosciences, Inc.	• Acquired in 2012 for USD$1.3 bn
Kent Snyder	• Santarus, Inc.	• Acquired in 2014 for USD$2.6 bn
Christopher J. Twomey	• Cadence Pharmaceuticals, Inc.	• Acquired in 2014 for USD$1.4 bn

Source: *Bloomberg*

The Right Leadership and Board: The Choice for Shareholders is Clear

- The Senomyx Board has taken a number of key strategic initiatives in response to evolving market and strategic conditions, which has positioned the Company to deliver long term value to shareholders.

- The Senomyx slate of Directors has extensive experience across an array of relevant industries along with decades of Director and Executive experience, which will help the leadership team successfully implement our strategic plan.

- The Senomyx slate of Directors collectively owns over 673,000 shares of stock and possesses an ownership culture that is aligned with shareholders. Our clear goal is to deliver long term value to the Company and its shareholders.

- The actions and intentions of the CSNS nominees concern us and should concern our shareholders for a variety of reasons:
  - They seek control of the Company but collectively own only 300 shares
  - They have not put forth any plan for the Company and lack experience and understanding of our industry
  - They have a history of interconnected relationships and a history of losing money for shareholders when serving on Boards

Back-up Slides

Material Not for Presentation

Case Study: CompuMed

In addition to Charles Gillman, four of his CSNS nominees have overseen share price declines during their time serving as CompuMed directors

Mark Stolper: -60%; Lee Keddie: -50%; David Pointer: -23%; Benjamin Large: -20%



Stagnation at CompuMed
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
11/1/2013
11/1/2014
11/1/2015
11/1/2016

- Since Lee Keddie's appointment to the Board in 2014 and tenure as CEO beginning in 2016, CompuMed has sustained its plunge in value and is down 50%.
- Since David Pointer joined the Board in 2013 and the became Chairman in 2014, share price is down 23% and two other CSNS chorines have been added to the CompuMed board.
- Lee Keddie and David Pointer hold two of three seats on CompuMed's Board of Directors, essentially controlling the company and jointly presiding over sustained stagnation.
- Mark Stolper and Benjamin Large's tenure on the board include share price declines of 60% and 20%, respectively.

Sources: Bloomberg, EDGAR, Yahoo! Finance

Case Study: Novation

Multiple members of the CSNS slate have presided over long-term value destruction and stagnation at Novation



$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
3/2/2009
3/2/2010
3/2/2011
3/2/2012
3/2/2013
3/2/2014
3/2/2015
3/2/2016
3/2/2017
June 2009: Barry Igdaloff, currently Chairman, was named to Novation's Board of Directors. Share price is down 89% during his tenure.
January 2016: Charles Gillman, who is backing Barry Igdaloff and Robert Pearse on the CSNS slate, is named to Novation's Board of Directors.
April 2015: Share price is down 44% since Robert Pearse was named to Novation's Board of Directors following settlement with Lone Star Value.

Sources: Bloomberg, EDGAR, Yahoo! Finance

Case Study: Essex Rental Corp.

Gillman has a history of supporting nominees who have a clear track record of destroying shareholder value



$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2/2/2015
3/2/2015
4/2/2015
5/2/2015
6/2/2015
7/2/2015
8/2/2015
9/2/2015
10/2/2015
11/2/2015
12/2/2015
1/2/2016
2/2/2016
3/2/2016
4/2/2016
5/2/2016
6/2/2016
7/2/2016
8/2/2016
9/2/2016
10/2/2016
11/2/2016
12/2/2016
1/2/2017
2/2/2017
April 2015: The Chairman of ESSX's Board met with Charles Gillman, who represented himself as a representative of Lee Keddie to discuss Keddie's self-nomination to the Board.
June 2015: Lee Keddie was formally appointed to the Board of Essex Rental Corp.
February 2017: Lee Keddie exited the Board on February 28, 2017. The share price declined 85% during his tenure.

Sources: Yahoo! Finance, ESSX proxy filing 5/7/15

Contact Information

Shareholders

If you have any questions or require any assistance with respect to voting your shares, please contact the Company's proxy solicitor at the contact listed below:

MORROW SODALI

470 West Avenue
Stamford, CT 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400
E-mail: SNMX@morrowsodali.com

Media

Sloane & Company
Dan Zacchei / Joe Germani, 212-486-9500
dzacchei@sloanepr.com / jgermani@sloanepr.com